Exhibit 10.2

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is entered into as of May 1, 2019, by and among Monitronics International, Inc., a Texas corporation (the “Issuer”), the guarantors party hereto (the “Guarantors,” and together with the Issuer, the “Note Parties”), and each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Notes (as hereinafter defined) (collectively, the “Forbearing Noteholders” and, together with the Issuer and the Guarantors, the “Parties”).

RECITALS

A.                                    The Issuer, the Guarantors and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), are parties to that certain Indenture, dated as of March 23, 2012, (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), under which the Issuer’s 9.125% Senior Notes due 2020 (the “Notes”) were issued.  Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Indenture.

B.                                    The Issuer is a party to that certain Credit Agreement dated as of March 23, 2012, by and among the Issuer, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto, as amended by Amendment No. 1 to Credit Agreement and Consent dated as of November 7, 2012, Amendment No. 2 to Credit Agreement dated as of March 25, 2013, Amendment No. 3 to the Credit Agreement and Amendment No. 1 to Guaranty Agreement dated as of August 16, 2013, Amendment No. 4 to Credit Agreement dated as of February 17, 2015, Amendment No. 5 to Credit Agreement dated as of April 9, 2015, Amendment No. 6 to Credit Agreement dated as of September 30, 2016, and Amendment No. 7 to Credit Agreement dated as of December 29, 2016 (as so amended, the “Credit Agreement”).

C.                                    On April 1, 2019, the Company, the other Loan Parties (as defined in the Credit Agreement), the Administrative Agent and certain Lenders (under and as defined in the Credit Agreement) entered into that certain Forbearance Agreement (as amended by Amendment No. 1 to Forbearance Agreement, dated April 12, 2019, and Amendment No. 2 to Forbearance Agreement, dated as of April 24, 2019, and as may be further amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Lender Forbearance Agreement”), under which the Required Lenders (as defined in the Credit Agreement) agreed to temporarily forbear from enforcement of the Specified Defaults (as defined in the Lender Forbearance Agreement) (referred to herein as the “Specified Credit Agreement Defaults”), subject to the terms and conditions contained in the Lender Forbearance Agreement.

D.                                    On April 1, 2019, the Issuer failed to make the interest payment due on the Notes pursuant to the Indenture and the Notes (the “Missed Payment”) and such failure constitutes a Default under the Indenture.  The Issuer’s failure to pay the Missed Payment on or before April 30, 2019, together with interest on such defaulted interest pursuant to Section 4.1(b) of the Indenture, constitutes an Event of Default under the Indenture (the “Specified Default”).

E.                                     The Issuer has requested that, during the Forbearance Period, holders of the Notes (the “Noteholders”) agree to forbear from exercising their default-related rights and remedies against the Issuer and the other Note Parties with respect to the Specified Default.

F.                                      Subject to the terms and conditions set forth herein, the Forbearing Noteholders have agreed to forbear, during the Forbearance Period, from exercising certain of their default-related rights and remedies against the Issuer and the other Note Parties with respect to the Specified Default.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1.                         Confirmation by the Issuer of Obligations and Specified Default.

(a)                                 Each Note Party acknowledges and agrees that, as of the Forbearance Effective Date (as hereinafter defined), the aggregate principal amount of the Notes outstanding is $585,000,000.00.

(b)                                 Each Note Party acknowledges and agrees that (i) the Specified Default constitutes an Event of Default that has occurred and is continuing as of the date hereof, (ii) the Specified Default has not been cured as of the date hereof, and (iii) except for the Specified Default, no Defaults or Events of Default have occurred and are continuing as of the date hereof.  Prior to the effectiveness of this Agreement, the Specified Default permits the Forbearing Noteholders to exercise rights and remedies provided for under the Indenture, the Notes and applicable law.

(c)                                  Each Note Party acknowledges and agrees that the Forbearance (as hereinafter defined) is limited in time and scope and is subject to the terms and conditions set forth herein.  Each Note Party further acknowledges and agrees that, upon the occurrence of a Termination Event (as hereinafter defined), the Specified Default shall be reinstated automatically, ab initio, without further action by the Forbearing Noteholders, and the Forbearing Noteholders shall be entitled to exercise all rights and remedies in respect thereof under the Indenture, the Notes and applicable law.

SECTION 2.                                                 Forbearance; Forbearance Default Rights and Remedies.

(a)                                 In reliance upon the representations and warranties and covenants of the Note Parties contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, effective as of the Forbearance Effective Date, each of the Forbearing Noteholders (severally and not jointly) agrees that, until the expiration or termination of the Forbearance Period, it will forbear from (i) exercising its default-related rights and remedies under the Indenture and the Notes (“Remedial Action”) against the Issuer or any other Note Party (or any of their respective assets or properties), including without limitation, any action to accelerate or join in any request for acceleration of the Notes, and (ii) directing the Trustee to take any Remedial Action, in each case described in clauses (i) and (ii), solely with respect to the Specified Default (the “Forbearance”).  As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending automatically on the earlier to occur of (the occurrence of any of the events in the succeeding clauses (1)—(3), a “Termination Event”): (1) any Forbearance Default (as hereinafter defined) and the delivery to the Issuer by the Requisite Forbearing Noteholders(1) of written notice of such Forbearance Default and such Forbearing Noteholders’ intent to terminate this Agreement (which notice may be delivered by counsel to the Forbearing Noteholders, including by electronic mail); (2) the Note Parties’ entry into a restructuring support agreement acceptable to the Forbearing Noteholders, in their sole discretion, that has become effective in accordance with its terms; and (3) 5:00 p.m. New York City time on May 7, 2019; provided that the Forbearance Period may be extended by the Requisite Forbearing

(1)         “Requisite Forbearing Noteholders” means, as of any date of determination, those Forbearing Noteholders holding more than 50% of the aggregate principal amount of the Notes that are held by all Forbearing Noteholders as of such date.

Noteholders pursuant to Section 2(g) hereof.  As used herein, the term “Forbearance Default” shall mean (A) the occurrence of any Default or Event of Default other than the Specified Default, (B) the failure of the Issuer or any other Note Party to comply in all material respects with any term, condition, or covenant set forth in this Agreement, which failure remains uncured (to the extent curable) for two (2) Business Days after the Requisite Forbearing Noteholders deliver a written notice of such failure to the Issuer (which notice may be delivered by counsel to the Forbearing Noteholders, including by electronic mail, and shall constitute notice of such Forbearing Noteholders’ intent to terminate this Agreement for purposes of clause (1) of the definition of Termination Event), (C) the failure of any representation or warranty made by the Issuer or any other Note Party under or in connection with this Agreement to be true and complete in all material respects as of the date when made, (D) any action by the Administrative Agent and/or any Lender to exercise rights or remedies pursuant to the Credit Agreement (other than the Specified Credit Agreement Defaults), (E) the expiration or termination of the Lender Forbearance Agreement in accordance its terms, or (F) the filing of a bankruptcy case by or against any of the Note Parties or any affiliate thereof.  The Issuer shall provide notice to the Forbearing Noteholders, as soon as reasonably possible but in any event within two (2) Business Days of the occurrence of any Forbearance Default, which notice shall state that such event occurred and set forth, in reasonable detail, the facts and circumstances that gave rise to such event.  For the avoidance of doubt, this Agreement shall not bind any Noteholders that are not a party hereto (the “Non-Forbearing Noteholders”) or be construed to prevent any Non-Forbearing Noteholder from the exercise of any rights or remedies that may be available to it under the Indenture.

(b)                                 The Forbearing Noteholders hereby request that the Trustee not take any Remedial Action during the Forbearance Period as a result of the Specified Default, including without limitation, any action to accelerate the Notes.  In the event that the Trustee takes any action during the Forbearance Period to declare all of the Notes immediately due and payable pursuant to Section 6.2 of the Indenture solely due to the Specified Default, the Forbearing Noteholders agree to promptly rescind and cancel such acceleration in accordance with Section 6.2 of the Indenture; provided, however, that if the Forbearing Noteholders rescind and cancel such acceleration by the Trustee in accordance with Section 6.2 of the Indenture, each Forbearing Noteholder shall defer its right to receive any cure of the Specified Default until the end of the Forbearance Period.

(c)                                  The Forbearance is limited in nature and nothing contained herein is intended, or shall be deemed or construed (i) to constitute a waiver of the Specified Default or any future Defaults or Events of Default or compliance with any term or provision of the Indenture or applicable law, except to the extent expressly provided for herein, or (ii) to establish a custom or course of dealing between the Note Parties, on the one hand, and any Forbearing Noteholder, on the other hand.  Nothing contained in this Agreement shall be deemed to obligate any Forbearing Noteholder to enter into any other forbearance agreements or to waive any Defaults or Events of Default, except to the extent expressly provided for herein.

(d)                                 Upon the occurrence of a Termination Event, the agreement of the Forbearing Noteholders hereunder to forbear taking any Remedial Action shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Issuer and the other Note Parties each waives.  The Issuer and the other Note Parties each agrees that the Forbearing Noteholders may at any time thereafter proceed to exercise any and all of their rights and remedies under any or all of the Indenture, the Notes and/or applicable law, including without limitation, Remedial Action with respect to the Specified Default.  In furtherance of the foregoing, and notwithstanding the occurrence of the Forbearance Effective Date, each of the Note Parties acknowledges and confirms that, subject to the Forbearance, all rights and remedies of the Forbearing Noteholders under the Indenture, the Notes and applicable law with respect to the Issuer or any other Note Party shall continue to be available to the Forbearing Noteholders.  For the avoidance of doubt, the Note Parties acknowledge and confirm that the agreement of the Forbearing Noteholders to temporarily forbear shall not apply to nor preclude any remedy available to the Forbearing Noteholders in connection with any proceeding commenced under any bankruptcy or insolvency law, including, without limitation, to any relief in respect of adequate protection or relief from any stay imposed under such law.

(e)                                  Each of the Parties hereto hereby agrees that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Forbearing Noteholders may be entitled to take or bring in order to enforce its rights and remedies against the Issuer or any other Note Party are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(f)                                   The Note Parties understand and accept the temporary nature of the forbearance provided hereby and that the Forbearing Noteholders have given no assurances that they will extend such forbearance or provide waivers or amendments to the Indenture.

(g)                                  Any agreement by the Requisite Forbearing Noteholders to extend the Forbearance Period must be set forth in writing and delivered to the Issuer (which may be delivered by counsel to the Forbearing Noteholders, including by electronic mail).

SECTION 3.                                                 Effectiveness.  This Agreement will be effective as of the date when the following conditions have been satisfied (such date, the “Forbearance Effective Date”):

(a)                                 Agreement.  Each of the Parties shall have executed and delivered counterpart signature pages of this Agreement to counsel to each of the other Parties (which signature pages may be delivered by counsel and in electronic form);

(b)                                 Fees and Expenses.  All fees and expenses due under the Indenture in connection therewith and this Agreement (including, without limitation, reasonable and documented fees and expenses of Stroock & Stroock & Lavan LLP, Houlihan Lokey, Inc. and Mike R Meyers LLC, as advisors to the Forbearing Noteholders) shall have been paid by the Issuer (to the extent invoiced on or prior to the date of this Agreement);

(c)                                  Representations and Warranties.  The representations and warranties set forth in Section 5 below shall be true and correct in all material respects as of such date;

(d)                                 No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing, other than the Specified Default.

SECTION 4.                                                 General Release; Indemnity.

(a)                                 In consideration of, among other things, the Forbearing Noteholders’ execution and delivery of this Agreement, each of the Issuer and the other Note Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Forbearing Noteholders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the

“Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Forbearance Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Indenture, this Agreement, or transactions contemplated thereby or any actions or omissions in connection therewith, or (ii) any aspect of the dealings or relationships between or among the Issuer and the other Note Parties, on the one hand, and any or all of the Forbearing Noteholders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  In entering into this Agreement, the Issuer and each other Note Party consulted with, and have been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section shall survive the termination of this Agreement and the Indenture and payment in full of the obligations under the Indenture (the “Obligations”).

(b)                                 The Issuer and the other Note Parties each hereby agree that it shall, jointly and severally, indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of the Issuer, any other Note Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Indenture, this Agreement or any other document executed and/or delivered in connection herewith or therewith; provided, that neither the Issuer nor any other Note Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction.  The foregoing indemnity shall survive the termination of this Agreement and the Indenture and the payment in full of the Obligations.

SECTION 5.                         Representations, Warranties And Covenants Of the Issuer and Other Note Parties.To induce the Forbearing Noteholders to execute and deliver this Agreement, each of the Issuer and the other Note Parties represents, warrants and covenants that:

(a)                                 The execution, delivery and performance by each of the Issuer and the other Note Parties of this Agreement and all documents and instruments delivered in connection herewith have been duly authorized by such Note Parties, this Agreement has been duly executed and delivered by each of the Issuer and the other Note Parties, and this Agreement and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Note Parties enforceable against such parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b)                                 Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Note Party’s respective organizational documents or (ii) any applicable laws; and

(c)                                  As of the date hereof, except for the Specified Default, no Default or Event of Default has occurred or is continuing under this Agreement or the Indenture.

SECTION 6.                                                 Reference To And Effect Upon The Indenture.

(a)                                 All terms, conditions, covenants, representations and warranties contained in the Indenture, and all rights of the Forbearing Noteholders and all of the Obligations, shall remain in full force and effect.  The Issuer and the other Note Parties hereby confirm that the Indenture is in full force and effect and that neither the Issuer nor any other Note Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations or the Indenture.

(b)                                 Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Indenture nor constitute a novation of any of the Obligations under the Indenture, (ii) amend, modify or operate as a waiver of any provision of the Indenture or any right, power or remedy of any Forbearing Noteholder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.  Except as expressly set forth herein, each Forbearing Noteholder reserves all of its rights, powers, and remedies under the Indenture and applicable Laws.  All of the provisions of the Indenture are hereby reiterated, and if ever waived, are hereby reinstated.

(c)                                  The Issuer and the Note Parties acknowledge and agree that the Forbearing Noteholders’ agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Specified Default during the Forbearance Period does not in any manner whatsoever limit any Forbearing Noteholder’s right to insist upon strict compliance by the Issuer and the other Note Parties with the Indenture, the Notes, this Agreement or any other document during the Forbearance Period, except as expressly set forth herein.

SECTION 7.                                                 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF SECTION 13.8 OF THE INDENTURE RELATING TO SUBMISSION TO JURISDICTION, VENUE, SERVICE OF PROCESS AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

SECTION 8.                                                 Construction.  This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the Parties hereto.  Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction.  Each of the Parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily.  The Parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.  If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Forbearing Noteholders or their respective employees, counsel, or agents in the Indenture, such action shall be deemed to be exercisable by such Forbearing Noteholders or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion.  Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

SECTION 9.                                                 Counterparts.  This Agreement may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.                                          Severability.  If any provision of this Agreement or the Indenture is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the Indenture shall not be affected or impaired thereby and (b) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.                                          Time of Essence.  Time is of the essence in the performance of each of the obligations of the Issuer and the other Note Parties hereunder and with respect to all conditions to be satisfied by such Parties.

SECTION 12.                                          Further Assurances.  The Issuer and each other Note Party agrees to take all further actions and execute all further documents as the Requisite Forbearing Noteholders may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 13.                                          Section Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 14.                                          Notices.  Except as set forth herein, all notices, requests, and demands to or upon the respective Parties hereto shall be given in accordance with the Indenture.

SECTION 15.                                          Assignments; No Third Party Beneficiaries.  This Agreement shall be binding upon and inure to the benefit of the Issuer, the other Note Parties, the Forbearing Noteholders and their respective successors and assigns; provided, that neither the Issuer nor any other Note Party shall be entitled to delegate any of its duties hereunder or to assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Requisite Forbearing Noteholders in their sole discretion.

SECTION 16.                                          Final Agreement.  THIS AGREEMENT AND THE INDENTURE REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages to follow]

IN WITNESS WHEREOF, this Forbearance Agreement has been executed by the Parties hereto as of the date first written above.

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Executive Vice President and Secretary

GUARANTORS:

MONITRONICS CANADA, INC.

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

MONITRONICS FUNDING LP

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

MONITRONICS SECURITY LP

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

SECURITY NETWORKS LLC

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

MI SERVICER LP, LLC

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

LIVEWATCH SECURITY, LLC

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

MIBU SERVICER INC.

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

PLATINUM SECURITY SOLUTIONS, INC.

By:	/s/ William E. Niles
Name:	William E. Niles
Title:	Vice President and Secretary

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

[FORBEARING NOTEHOLDER]

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT